                                 Exhibit 10.1

==========================================================================================================================
HEADLANDS MORTGAGE                                         SERVICING CERTIFICATE
==========================================================================================================================
Revolving Home Equity Loan  LIBOR:                                   4.90250%    Current Collection Period:     05/01/99-05/31/99
Asset-Backed Notes          Margin:                                  0.65000%    P&S Agreement Date:                   12/1/98
Series 1998-2               Class A-1  Note Rate:                    5.55250%    Original Closing Date:               12/29/98
                            Class A-2  Note Rate:                    6.51000%    Distribution Date:                    6/15/99
                            Class A-3  Note Rate:                    6.67000%    Record Date:                         06/14/99
                            Interest Period  5/17/99 thru 6/14/99:        29     Pool Factor:                       88.1427231%
                            Servicing Fee Rate:                      0.50000%    Initial Class A-1 O/C Amt:       2,041,531.37
                            Class A-1 Premium Fee Rate:              0.19000%    Initial Class A-2 O/C Amt:       2,430,777.93
                            Class A-2 Premium Fee Rate:              0.22000%    Initial Class A-3 O/C Amt:       3,312,404.71
                            Class A-3 Premium Fee Rate:              0.40000%    Class A-1 O/C Amt as of Pmt      4,294,335.12
                                                                                 Date:
                            Trustee Fee:                             0.00750%    Class A-2 O/C Amt as of Pmt      3,645,226.68
                                                                                 Date:
                            Class A-1 Weighted Avg Loan Rate:       11.08257%    Class A-3 O/C Amt as of Pmt      4,535,485.20
                                                                                 Date:
                            Class A-2 Weighted Avg Loan Rate:       11.11654%    Class A-1 WAM:                            283
                            Class A-3 Weighted Avg Loan Rate:       13.44704%    Class A-2 WAM:                            173
                            Total Management Fee                    1,000.00     Class A-3 WAM:                            253
                            ==================================================================================================

BALANCES
           Beginning HELOC Pool Balance                                                                         124,692,904.44
           Beginning Second Lien Pool Balance                                                                    73,861,899.34
           Beginning HLTV Pool Balance                                                                           45,323,047.09

           Beginning Class A-1 Note Balance -- CUSIP  422093AG9                                                 120,939,426.29
           Beginning Class A-2 Note Balance -- CUSIP  422093AH7                                                  70,427,945.07
           Beginning Class A-3 Note Balance -- CUSIP  422093AJ3                                                  41,008,796.28
           Overcollateralization Amount                                                                           4,690,333.48
           Overcollateralization Loan Amount                                                                              0.00

           Ending HELOC Pool Balance                                                                            121,863,013.93
           Ending Second Lien Pool Balance                                                                       71,967,504.73
           Ending HLTV Pool Balance                                                                              44,874,617.10

           Ending Class A-1 Note Balance -- CUSIP  422093AG9                                                    117,568,678.81
           Ending Class A-2 Note Balance -- CUSIP  422093AH7                                                     68,322,278.05
           Ending Class A-3 Note Balance -- CUSIP  422093AJ3                                                     40,339,131.90

           Additional Balances  Class A-1                                                                         1,932,925.55

           Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                              0
           Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                           0.00
           Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                               0
           Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                            0.00
           Number of all Subsequent HELOC Mortgage Loans (Current Date)                                                      0
           Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                                    0.00
           Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                                0
           Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                              0.00
           Number of all Subsequent HLTV Mortgage Loans (Current Date)                                                       0
           Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                                     0.00
           Cumulative Number of ALL Subsequent Mortgage Loans                                                             1830
           Cumulative Subsequent Mortgage Loan Asset Balance                                                     64,876,717.43


           Beginning Loan Count                                                                                          6,675
           Ending Loan Count                                                                                             6,544

COLLECTION AMOUNTS Class A-1
         1 Aggregate of All Mortgage Collections (Gross)                                                          5,916,998.92
         2 Total Mortgage Interest Collections (Gross)                                                            1,154,182.86
           Servicing Fees (current collection period)                                                                51,955.38
           Deferred Interest Transfer  (DI)                                                                               0.00
3a              Mortgage Principal Collections                                                                    4,762,816.06
3b              Pre-Funded Balance                                                                                        0.00
3c              Net Liquidation Proceeds                                                                                  0.00
         3 Total Mortgage Principal Collections                                                                   4,762,816.06
           Aggregate of Transfer Deposits                                                                                 0.00
           Investor Loss Amount                                                                                           0.00
           Aggregate Investor Loss Reduction Amount                                                                       0.00


COLLECTION AMOUNTS Class A-2
         1 Aggregate of All Mortgage Collections (Gross)                                                          2,532,172.60
         2 Total Mortgage Interest Collections (Gross)                                                              637,777.99
           Servicing Fees (current collection period)                                                                30,775.79
           Deferred Interest Transfer  (DI)                                                                               0.00
3a              Mortgage Principal Collections                                                                    1,894,394.61
3b              Pre-Funded Balance                                                                                        0.00
3c              Net Liquidation Proceeds                                                                                  0.00
         3 Total Mortgage Principal Collections                                                                   1,894,394.61
           Aggregate of Transfer Deposits                                                                                 0.00
           Investor Loss Amount                                                                                           0.00
           Aggregate Investor Loss Reduction Amount                                                                       0.00



COLLECTION AMOUNTS Class A-3
         1 Aggregate of All Mortgage Collections (Gross)                                                            905,586.91
         2 Total Mortgage Interest Collections (Gross)                                                              457,156.92
           Servicing Fees (current collection period)                                                                18,884.60
           Deferred Interest Transfer  (DI)                                                                               0.00
3a              Mortgage Principal Collections                                                                      448,429.99
3b              Pre-Funded Balance                                                                                        0.00
3c              Net Liquidation Proceeds                                                                                  0.00
         3 Total Mortgage Principal Collections                                                                     448,429.99
           Aggregate of Transfer Deposits                                                                                 0.00
           Investor Loss Amount                                                                                           0.00
           Aggregate Investor Loss Reduction Amount                                                                  25,000.00


TOTAL COLLECTION AMOUNT
         1 Aggregate of All Mortgage Collections (Gross)                                                          9,354,758.43
         2 Total Mortgage Interest Collections (Gross)                                                            2,249,117.77
           Servicing Fees (current collection period)                                                               101,615.77
           Deferred Interest Transfer  (DI)                                                                               0.00
3a              Mortgage Principal Collections                                                                    7,105,640.66
3b              Insurance Proceeds                                                                                        0.00
3c              Net Liquidation Proceeds                                                                                  0.00
         3 Total Mortgage Principal Collections                                                                   7,105,640.66
           Aggregate of Transfer Deposits                                                                                 0.00
           Investor Loss Amount                                                                                           0.00
           Aggregate Investor Loss Reduction Amount                                                                  25,000.00


           Class A-1 Net Interest Collection                                                                      1,102,227.48
           Class A-2 Net Interest Collection                                                                        607,002.20
           Class A-3 Net Interest Collection                                                                        438,272.32

DISTRIBUTION AMOUNTS Class A-1
           Class A-1 Note    Interest 8.6 (d)(iv)                                                                   540,943.58
           Class A-1 Note    Unpaid Interest Shortfall (current cycle)                                                    0.00
           Class A-1 Note    Reserve Fund Amount                                                                          0.00
           Investor Loss Amount                                                                                           0.00
           Previous Investor Loss Amount                                                                                  0.00
           Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                               19,148.74
           Credit Enhancer Reimbursement                                                                                  0.00
           Accelerated Principal Distribution Amount                                                                540,856.97
           Spread Account Deposit                                                                                         0.00
           Indenture Trustee Fee 8.6 (d)(i)                                                                             755.87
           Management Fee 8.6 (d)(iii)                                                                                  522.32
           Payment to Servicer                                                                                            0.00
           Deferred Interest                                                                                              0.00
           Remaining Amount to Transferor                                                                                 0.00
           Total Certificateholders Distribution Allocable to Interest                                            1,102,227.48



           Maximum Principal Payment                                                                              2,829,890.51
           Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the HELOC Pool O/C
           Redctin Amt) 8.6(d)(v)                                                                                         0.00
           Accelerated Principal Distribution Amount                                                                540,856.97
           HELOC Overcollateralization Deficit 8.6 (d)(vi)                                                                0.00
           Total Certificateholders Distribution Allocable to Principal                                           3,370,747.48


DISTRIBUTION AMOUNTS Class A-2
           Class A-2 Note    Interest 8.6 (d)(iv)                                                                   382,071.60
           Class A-2 Note    Unpaid Interest Shortfall (current cycle)                                                    0.00
           Class A-2 Note    Reserve Fund Amount                                                                          0.00
           Investor Loss Amount                                                                                           0.00
           Previous Investor Loss Amount                                                                                  0.00
           Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                               12,911.79
           Credit Enhancer Reimbursement                                                                                  0.00
           Accelerated Principal Distribution Amount                                                                211,272.41
           Spread Account Deposit                                                                                         0.00
           Indenture Trustee Fee 8.6 (d)(i)                                                                             440.17
           Management Fee 8.6 (d)(iii)                                                                                  306.22
           Payment to Servicer                                                                                            0.00
           Deferred Interest                                                                                              0.00
           Remaining Amount to Transferor                                                                                 0.00
           Total Certificateholders Distribution Allocable to Interest                                              607,002.20


           Maximum Principal Payment                                                                              1,894,394.61
           Scheduled Principal Collection Payment ((x)the excess of Max Prin Pymt (y) the Second Pool
           O/C Redctin Amt) 8.6(d)(v)                                                                                     0.00
           Accelerated Principal Distribution Amount                                                                211,272.41
           Second Lien Overcollateralization Deficit 8.6 (d)(vi)                                                          0.00
           Total Certificateholders Distribution Allocable to Principal                                           2,105,667.02




DISTRIBUTION AMOUNTS Class A-3
           Class A-3 Note    Interest 8.6 (d)(iv)                                                                   227,940.56
           Class A-3 Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                            0.00
           Class A-3 Note    Reserve Fund Amount                                                                          0.00
           Investor Loss Amount  5.01(iii)                                                                                0.00
           Previous Investor Loss Amount 5.01(iv)                                                                         0.00
           Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                               13,669.60

           Credit Enhancer Reimbursement 5.01(vi)                                                                         0.00
           Accelerated Principal Distribution Amount 5.01(vii)                                                      196,234.39
           Spread Account Deposit 5.01(viii)                                                                              0.00
           Indenture Trustee Fee 8.6 (d)(i)                                                                             256.30
           Management Fee 8.6 (d)(iii)                                                                                  171.46
           Payment to Servicer per Section 7.03 5.01 (x)                                                                  0.00
           Deferred Interest 5.01 (xi)                                                                                    0.00
           Remaining Amount to Transferor 5.01 (xii)                                                                      0.00
           Total Certificateholders Distribution Allocable to Interest                                              438,272.31

           Maximum Principal Payment                                                                                448,429.99
           Scheduled Principal Collection Payment/Corr for ln loss 5/99 dist- pool bal was reduced but
           not cert bal                                                                                              25,000.00
           Accelerated Principal Distribution Amount                                                                196,234.39
           HLTV Lien Overcollateralization Deficit 8.6 (d)(vi)                                                            0.00
           Total Certificateholders Distribution Allocable to Principal                                             669,664.38

TOTAL DISTRIBUTION AMOUNT
           Class A Note    Interest 8.6 (d)(iv)                                                                   1,150,955.74
           Class A Note    Unpaid Interest Shortfall (current cycle) 5.01(i)                                              0.00
           Class A Note    Reserve Fund Amount                                                                            0.00
           Investor Loss Amount 5.01(iii)                                                                                 0.00
           Previous Investor Loss Amount 5.01(iv)                                                                         0.00
           Monthly Credit Enhancer Premium 8.6 (d)(ii)                                                               45,730.13
           Credit Enhancer Reimbursement 5.01(vi)                                                                         0.00
           Accelerated Principal Distribution Amount 5.01(vii)                                                      948,363.77
           Spread Account Deposit 5.01(viii)                                                                              0.00
           Indenture Trustee Fee 8.6 (d)(i)                                                                           1,452.35
           Management Fee 8.6 (d)(iii)                                                                                1,000.00
           Payment to Servicer per Section 7.03 5.01 (x)                                                                  0.00
           Deferred Interest 5.01 (xi)                                                                                    0.00
           Remaining Amount to Transferor 5.01 (xii)                                                                      0.00
           Total Certificateholders Distribution Allocable to Interest                                            2,147,501.99


           Maximum Principal Payment                                                                              5,172,715.11
           Scheduled Principal Collection Payment/Corr for Ln Loss 5/99 dist-pool bal was reduced but
           not cert bal                                                                                              25,000.00
           Accelerated Principal Distribution Amount                                                                948,363.77
           Overcollateralization Deficit 8.6 (d)(vi)                                                                      0.00
           Total Certificateholders Distribution Allocable to Principal                                           6,146,078.88



LOSSES/RETRANSFERS
           Unpaid Class A-1 Note    Interest Shortfall Due (From Previous Distributions)                                  0.00
           Unpaid Class A-2 Note    Interest Shortfall Due (From Previous Distributions)                                  0.00
           Unpaid Class A-3 Note    Interest Shortfall Due (From Previous Distributions)                                  0.00
           Interest Earned on Shortfall @ applicable Certificate Rate                                                        0
           Investor Loss Reduction Amount (From Previous Distributions)                                                      0


DISTRIBUTION TO CERTIFICATEHOLDERS  (PER CERTIFICATE WITH A $1,000 DENOMINATION)
Class A-1
           Total Class A-1 Note Distribution Amount Allocable to Interest                                            4.0350688
           Interest Distribution Amount                                                                              4.0350688
           Unpaid Note Interest Shortfall Included in Current Distribution                                           0.0000000
           Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                           0.0000000

           Total Class A-1 Note Distribution Amount Allocable to Principal                                          25.1434686
           Maximum Principal Payment                                                                                21.1090459
           Scheduled Principal Collections Payment                                                                   0.0000000
           Accelerated Principal Distribution Amount                                                                 4.0344227

Class A-2
           Total Class A-2 Note Distribution Amount Allocable to Interest                                            4.8612616
           Interest Distribution Amount                                                                              4.8612616
           Unpaid Note Interest Shortfall Included in Current Distribution                                           0.0000000
           Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                           0.0000000


           Total Class A-2 Note Distribution Amount Allocable to Principal                                          26.7913089
           Maximum Principal Payment                                                                                24.1031990
           Scheduled Principal Collections Payment                                                                   0.0000000
           Accelerated Principal Distribution Amount                                                                 2.6881099



Class A-3
           Total Class A-3 Note Distribution Amount Allocable to Interest                                            5.1795652
           Interest Distribution Amount                                                                              5.1795652
           Unpaid Note Interest Shortfall Included in Current Distribution                                           0.0000000
           Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                           0.0000000


           Total Class A-3 Note Distribution Amount Allocable to Principal                                          15.2169948
           Maximum Principal Payment                                                                                10.1898160
           Scheduled Principal Collections Payment/ Corr for ln loss 5/99 dist- pool bal was reduced but
           not cert bal                                                                                              0.5680829
           Accelerated Principal Distribution Amount                                                                 4.4590959


           Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                                       0
           Investor Loss Reduction Amounts after Current Distribution (carryover)                                    0.0000000

           Total Interest Amount Distributed to Class A Certificateholder                                           14.0758956
           Total Principal Amount Distributed to Class A Certificateholder                                          67.1517723

           Credit Enhancement Draw Amount                                                                                    0

DELINQUENCIES/FORECLOSURES

Class A-1
           Number of Mortgages 30 to 59 Days Delinquent                                                                     28
           Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                     1,062,221.78
           Number of Mortgages 60 to 89 Days Delinquent                                                                      7
           Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                       358,710.30
           Number of Mortgages 90 to 179 Days Delinquent                                                                     1
           Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                        3,418.49
           Number of Mortgages 180 or more Days Delinquent                                                                   0
           Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                          0.00
           Number of Mortgage Loans in Foreclosure                                                                           3
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                                            149,317.38

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                      0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                                          0.00

Class A-2
           Number of Mortgages 30 to 59 Days Delinquent                                                                     27
           Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                     1,178,663.46
           Number of Mortgages 60 to 89 Days Delinquent                                                                      2
           Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                        86,990.77
           Number of Mortgages 90 to 179 Days Delinquent                                                                     1
           Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       34,456.19
           Number of Mortgages 180 or more Days Delinquent                                                                   1
           Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                     40,000.00

           Number of Mortgage Loans in Foreclosure                                                                           5
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                                            259,344.20

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                      0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                                          0.00

Class A-3
           Number of Mortgages 30 to 59 Days Delinquent                                                                     26
           Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                       958,874.43
           Number of Mortgages 60 to 89 Days Delinquent                                                                      7
           Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                                       229,980.02
           Number of Mortgages 90 to 179 Days Delinquent                                                                     2
           Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       47,059.39
           Number of Mortgages 180 or more Days Delinquent                                                                   2
           Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                     87,748.80
           Number of Mortgage Loans in Foreclosure                                                                           8
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                                            310,004.02

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                      0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                                          0.00

TOTAL DELINQUENCIES/FORECLOSURES

           Number of Mortgages 30 to 59 Days Delinquent                                                                     81
           Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                                     3,199,759.67
           Number of Mortgages 60 to 89 Days Delinquent                                                                     16
           Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent
                                                                                                                    675,681.09
           Number of Mortgages 90 to 179 Days Delinquent                                                                     4
           Aggregate Principal Balances of Mortgages 90 to 179 Days Delinquent                                       84,934.07
           Number of Mortgages 180 or more Days Delinquent                                                                   3
           Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                                    127,748.80
           Number of Mortgage Loans in Foreclosure                                                                          16
           Aggregate Principal Balances of Mortgage Loans in Foreclosure                                         $  718,665.60

           Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                                      0.00
           Aggregate Trust Balances of any Liquidated Loans in the Current Month                                          0.00


PRE-FUNDED ACCOUNT ACTIVITY

           Beginning Balance Pre-Funded Account                                                                           0.00
           Remaining Amount for Distribution to Classes                                                                   0.00
           Withdrawal for Subsequent Loan Purchase:                                                                       0.00
           Ending Balance Pre-Funded Account                                                                              0.00
           Pre-Funding Period:  From Closing Date thru the 2/15/99


RESERVE FUND ACTIVITY

           Class A-1 Reserve Fund Beginning Balance                                                                       0.00
           Class A-1 Reserve Fund Deposit/Withdrawal                                                                      0.00
           Class A-1 Reserve Fund Ending Balance                                                                          0.00

           Class A-2 Reserve Fund Beginning Balance                                                                       0.00
           Class A-2 Reserve Fund Deposit/Withdrawal                                                                      0.00
           Class A-2 Reserve Fund Ending Balance                                                                          0.00

           Class A-3 Reserve Fund Beginning Balance                                                                       0.00
           Class A-3 Reserve Fund Deposit/Withdrawal                                                                      0.00
           Class A-3 Reserve Fund Ending Balance                                                                          0.00

           OFFICER'S CERTIFICATE
           All Computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The Attached Servicing Certificate is true and correct in all material respects.

_____________________________________________________________

A Servicing Officer    Teri Martine

----------------------------------------------------------------------------------------------------------------
HEADLANDS MORTGAGE                    STATEMENT TO NOTEHOLDERS
================================================================================================================
Revolving Home Equity Loan  LIBOR:                    4.90250% Current Collection Period:     05/01/99-05/31/99
Asset-Backed Notes          Margin:                   0.65000% P&S Agreement Date:                     12/01/98
Series 1998-2               Class A-1  Note Rate:     5.55250% Original Closing Date:                  12/29/98
                            Class A-2  Note Rate:     6.51000% Distribution Date:                      06/15/99
                            Class A-3  Note Rate:     6.67000% Record Date:                            06/14/99
                            Interest Period
                            3/15/99 thru 4/14/99:       29     Pool Factor:                          88.1427231%

================================================================================================================

BALANCES
       Beginning HELOC Pool Balance                                                              124,692,904.44
       Beginning Second Lien Pool Balance                                                         73,861,899.34
       Beginning HLTV Pool Balance                                                                45,323,047.09

       Beginning Class A-1 Note Balance -- CUSIP  422093AG9                                      120,939,426.29
       Beginning Class A-2 Note Balance -- CUSIP  422093AH7                                       70,427,945.07
       Beginning Class A-3 Note Balance -- CUSIP                                                  41,008,796.28
       422093AJ3

       Ending HELOC Pool Balance                                                                 121,863,013.93
       Ending Second Lien Pool Balance                                                            71,967,504.73
       Ending HLTV Pool Balance                                                                   44,874,617.10

       Ending Class A-1 Note Balance -- CUSIP                                                    117,568,678.81
       422093AG9
       Ending Class A-2 Note Balance -- CUSIP                                                     68,322,278.05
       422093AH7
       Ending Class A-3 Note Balance -- CUSIP                                                     40,339,131.90
       422093AJ3

       Additional Balances  Class A-1                                                              1,932,925.55

       Number of all Retransferred Mortgage Loans (Current Retransfer Date)                                   0
       Retransferred Mortgage Loan Trust Balances (Current Retransfer Date)                                0.00
       Cumulative Number of all Retransferred Mortgage Loans (From Previous Distributions)                    0
       Cumulative Retransferred Mortgage Loan Trust Balances (From Previous Distributions)                 0.00
       Number of all Subsequent HELOC Mortgage Loans (Current                                                 0
       Date)
       Subsequent HELOC Mortgage Loan Asset Balance (Current Date)                                         0.00
       Number of all Subsequent Second Lien Mortgage Loans (Current Date)                                     0
       Subsequent Second Lien Mortgage Loan Asset Balance (Current Date)                                   0.00
       Number of all Subsequent HLTV Mortgage Loans (Current Date)                                            0
       Subsequent HLTV Mortgage Loan Asset Balance (Current Date)                                          0.00
       Cumulative Number of ALL Subsequent Mortgage Loans                                                  1830
       Cumulative Subsequent Mortgage Loan Asset Balance                                          64,876,717.43

       Beginning Loan Count                                                                               6,675
       Ending Loan Count                                                                                  6,544

COLLECTION AMOUNTS Class A-1
       Aggregate of All Mortgage Collections                                                       5,865,043.54
       Total Mortgage Interest Collections                                                         1,154,182.86
       Servicing Fees (current collection period)                                                    (51,955.38)
            Mortgage Principal Collections                                                         4,762,816.06
            Pre-Funded Balance                                                                             0.00
                                                                                                           0.00
       Total Mortgage Principal Collections                                                        4,762,816.06

COLLECTION AMOUNTS Class A-2
       Aggregate of All Mortgage Collections                                                       2,501,396.81
       Total Mortgage Interest Collections                                                           637,777.99

       Servicing Fees (current collection period)                                                    (30,775.79)
            Mortgage Principal Collections                                                         1,894,394.61
            Pre-Funded Balance                                                                             0.00
                                                                                                           0.00
       Total Mortgage Principal Collections                                                        1,894,394.61

COLLECTION AMOUNTS Class A-3
       Aggregate of All Mortgage Collections                                                         886,702.31
       Total Mortgage Interest Collections                                                           457,156.92
       Servicing Fees (current collection period)                                                    (18,884.60)
            Mortgage Principal Collections                                                           448,429.99
            Pre-Funded Balance                                                                             0.00

       Total Mortgage Principal Collections                                                          448,429.99

TOTAL COLLECTION AMOUNT
       Aggregate of All Mortgage Collections                                                       9,354,758.43
       Total Mortgage Interest Collections                                                         2,249,117.77
            Mortgage Principal Collections                                                         7,105,640.66
            Pre-Funded Balance                                                                             0.00

       Total Mortgage Principal Collections                                                        7,105,640.66

DISTRIBUTION AMOUNTS Class A-1
       Class A-1 Note Interest                                                                       540,943.58
       Class A-1 Note Unpaid Interest Shortfall (current                                                   0.00
       Class A-1 Note    Reserve Fund Amount                                                               0.00

       Maximum Principal Payment                                                                   2,829,890.51
       Scheduled Principal Collection                                                                      0.00
       Accelerated Principal Distribution Amount                                                     540,856.97
       HELOC Overcollateralization Deficit                                                                 0.00
       Total Certificateholders Distribution Allocable to Principal                                3,370,747.48

DISTRIBUTION AMOUNTS Class A-2
       Class A-2 Note Interest                                                                       382,071.60
       Class A-2 Note Unpaid Interest Shortfall (current cycle)                                            0.00
       Class A-2 Note Reserve Fund Amount                                                                  0.00

       Maximum Principal Payment                                                                   1,894,394.61
       Scheduled Principal Collection                                                                      0.00
       Accelerated Principal Distribution Amount                                                     211,272.41
       HELOC Overcollateralization Deficit                                                                 0.00
       Total Certificateholders Distribution Allocable to Principal                                2,105,667.02

DISTRIBUTION AMOUNTS Class A-3
       Class A-3 Note Interest                                                                       227,940.56
       Class A-3 Note Unpaid Interest Shortfall (current cycle)                                            0.00
       Class A-3 Note Reserve Fund Amount                                                                  0.00

       Maximum Principal Payment                                                                     448,429.99
       Scheduled Principal Collection Payment/Corr for ln loss 5/99 dist - pool bal was
       reduced but not cert bal                                                                       25,000.00
       Accelerated Principal Distribution Amount                                                     196,234.39
       HLTV Lien Overcollateralization Deficit                                                             0.00
       Total Certificateholders Distribution Allocable to Principal                                  669,664.38

TOTAL DISTRIBUTION AMOUNT
       Class A Note Interest                                                                       1,150,955.74
       Class A Note Unpaid Interest Shortfall (current cycle)                                              0.00
       Class A Note Reserve Fund Amount                                                                    0.00

       Maximum Principal Payment                                                                   5,172,715.11
       Scheduled Principal Collection Payment/Corr for ln loss 5/99 dist - pool bal was
       reduced but not cert bal                                                                       25,000.00
       Accelerated Principal Distribution Amount                                                     948,363.77
       Overcollateralization Deficit                                                                       0.00
       Total Certificateholders Distribution Allocable to Principal                                6,146,078.88

LOSSES/RETRANSFERS

       Unpaid Class A-1 Note Interest Shortfall Due (From Previous Distributions)                          0.00
       Unpaid Class A-2 Note Interest Shortfall Due (From Previous Distributions)                          0.00
       Unpaid Class A-3 Note Interest Shortfall Due (From Previous Distributions)                          0.00
       Interest Earned on Shortfall @ applicable Certificate Rate                                          0.00
       Investor Loss Reduction Amount (From Previous Distributions)                                        0.00

DISTRIBUTION TO CERTIFICATEHOLDERS (PER CERTIFICATE WITH A $1,000 DENOMINATION)

Class A-1
       Total Class A-1 Note Distribution Amount Allocable to                                          4.0350688
       Interest
       Interest Distribution Amount                                                                   4.0350688
       Unpaid Note Interest Shortfall Included in Current Distribution                                0.0000000
       Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                0.0000000

       Total Class A-1 Note Distribution Amount Allocable to Principal                               25.1434686
       Maximum Principal Payment                                                                     21.1090459
       Scheduled Principal Collections Payment                                                        0.0000000
       Accelerated Principal Distribution Amount                                                      4.0344227

Class A-2
       Total Class A-2 Note Distribution Amount Allocable to Interest                                 4.8612616
       Interest Distribution Amount                                                                   4.8612616
       Unpaid Note Interest Shortfall Included in Current Distribution                                0.0000000
       Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                0.0000000

       Total Class A-2 Note Distribution Amount Allocable to Principal                               26.7913089
       Maximum Principal Payment                                                                     24.1031990
       Scheduled Principal Collections Payment                                                        0.0000000
       Accelerated Principal Distribution Amount                                                      2.6881099

Class A-3
       Total Class A-3 Note Distribution Amount Allocable to Interest                                 5.1795652
       Interest Distribution Amount                                                                   5.1795652
       Unpaid Note Interest Shortfall Included in Current Distribution                                0.0000000
       Unpaid Note Interest Shortfall Remaining after Current Distribution (Carryover)                0.0000000

       Total Class A-3 Note Distribution Amount Allocable to Principal                               15.2169948
       Maximum Principal Payment                                                                     10.1898160
       Scheduled Principal Collection Payment/Corr for ln loss 5/99 dist - pool bal was
       reduced but not cert bal                                                                       0.5680829
       Accelerated Principal Distribution Amount                                                      4.4590959

       Reimbursed Investor Loss Reduction Amounts Included in Current Distribution                    0.0000000
       Investor Loss Reduction Amounts after Current Distribution (carryover)                         0.0000000

       Total Interest Amount Distributed to Class A Certificateholder                                14.0758956
       Total Principal Amount Distributed to Class A Certificateholder                               67.1517723

       Credit Enhancement Draw Amount                                                                         0

DELINQUENCIES/FORECLOSURES
Class A-1
       Number of Mortgages 30 to 59 Days Delinquent                                                          28
       Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                          1,062,221.78
       Number of Mortgages 60 to 89 Days Delinquent                                                           7
       Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent
                                                                                                     358,710.30
       Number of Mortgages 90 to 179 or more Days Delinquent                                                  1
       Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent                     3,418.49
       Number of Mortgages 180 or more Days Delinquent                                                        0
       Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                               0.00
       Number of Mortgage Loans in Foreclosure                                                                3
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                 149,317.38

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00

Class A-2
       Number of Mortgages 30 to 59 Days Delinquent                                                          27
       Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                          1,178,663.46
       Number of Mortgages 60 to 89 Days Delinquent                                                           2
       Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                             86,990.77
       Number of Mortgages 90 to 179 or more Days Delinquent                                                  1
       Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent                    34,456.19
       Number of Mortgages 180 or more Days Delinquent                                                        1
       Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                          40,000.00
       Number of Mortgage Loans in Foreclosure                                                                5
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                 259,344.20

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00

Class A-3
       Number of Mortgages 30 to 59 Days Delinquent                                                          26
       Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                            958,874.43
       Number of Mortgages 60 to 89 Days Delinquent                                                           7
       Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                            229,980.02
       Number of Mortgages 90 to 179 or more Days Delinquent                                                  2
       Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent                    47,059.39
       Number of Mortgages 180 or more Days Delinquent                                                        2
       Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                          87,748.80
       Number of Mortgage Loans in Foreclosure                                                                8
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                 310,004.02

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00

TOTAL DELINQUENCIES/FORECLOSURES
       Number of Mortgages 30 to 59 Days Delinquent                                                          81
       Aggregate Principal Balances of Mortgages 30 to 59 Days Delinquent                          3,199,759.67
       Number of Mortgages 60 to 89 Days Delinquent                                                          16
       Aggregate Principal Balances of Mortgages 60 to 89 Days Delinquent                            675,681.09
       Number of Mortgages 90 to 179 or more Days Delinquent                                                  4
       Aggregate Principal Balances of Mortgages 90 to 179 or more Days Delinquent                    84,934.07
       Number of Mortgages 180 or more Days Delinquent                                                        3
       Aggregate Principal Balances of Mortgages 180 or more Days Delinquent                         127,748.80
       Number of Mortgage Loans in Foreclosure                                                               16
       Aggregate Principal Balances of Mortgage Loans in Foreclosure                                 718,665.60

       Book Value of Real Estate Acquired Through Foreclosure or Grant of a Deed                           0.00
       Aggregate Trust Balances of any Liquidated Loans in the Current Month                               0.00

================================================================================================================
       Class A-1 Note Rate For Next Distribution   LIBOR                             4.98750%           5.63750%

PRE-FUNDED ACCOUNT ACTIVITY
       Beginning Balance Pre Funding Account                                                               0.00
       Remaining Amount for Distribution to Classes                                                        0.00
       Withdrawal for Subsequent Loan Purchase:                                                            0.00
       Ending Balance Pre Funding Account                                                                  0.00
       Pre-Funding Period:  From Closing Date thru the 2/15/99

RESERVE FUND ACTIVITY

       Class A-1 Reserve Fund  Beginning Balance                                                           0.00
       Class A-1 Reserve Fund  Deposit/Withdrawal                                                          0.00
       Class A-1 Reserve Fund  Ending Balance                                                              0.00

       Class A-2 Reserve Fund  Beginning Balance                                                           0.00
       Class A-2 Reserve Fund  Deposit/Withdrawal                                                          0.00
       Class A-2 Reserve Fund  Ending Balance                                                              0.00

       Class A-3 Reserve Fund  Beginning Balance                                                           0.00
       Class A-3 Reserve Fund  Deposit/Withdrawal                                                          0.00
       Class A-3 Reserve Fund  Ending Balance                                                              0.00